UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2022

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) On June 1, 2022, ESS Tech, Inc., (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) exclusively online via live webcast. At the Annual Meeting, the Company’s stockholders (i) elected three directors to the Board of Directors of the Company (the “Board”) to serve until the Company’s 2025 annual meeting of stockholders, and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 22, 2022.
(b) The final voting results for each proposal are set forth below.
Proposal 1: Election of Directors
At the Annual Meeting, stockholders elected three directors to the Board to serve until the 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric Dresselhuys	87,012,266	906,852	55,608	18,505,411
Rich Hossfeld	85,567,003	2,336,470	71,253	18,505,411
Claudia Gast	87,835,363	82,891	56,472	18,505,411
Proposal 2: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
106,238,291	193,764	48,082

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 1, 2022

ESS TECH, INC.

By:	/s/ Amir Moftakhar
Name:	Amir Moftakhar
Title:	Chief Financial Officer